                                                                   EXHIBIT 99.j2

                                POWER OF ATTORNEY

We, the undersigned Directors/Officers of the following investment company:

                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
               AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                  ("the Funds")

hereby constitute and appoint David C. Tucker, Charles A. Etherington,  David H.
Reinmiller,  Charles C.S. Park, Janet A. Nash,  Brian L. Brogan,  Otis H. Cowan,
Kathleen Gunja Nelson,  Christine J.  Crossley,  and Ryan L. Blaine each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution, and with  full  power to each of them,  (a) to sign for me and in my name in the appropriate  capacities,  all Registration  Statements of the Fund on Form N-1A,
Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith; (b)
to make, file, execute,  amend and withdraw documents of every kind, and to take other action of whatever kind they may elect,  for the purpose of complying with all laws relating to the sale of securities of the Fund; and (c) generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities  Act of 1933 and the  Investment  Company Act of 1940, and all
related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by  virtue  hereof.  This  power of  attorney  is  effective  for all documents filed on or after December 13, 2005.

This power of attorney may be executed in  counterparts,  each of which shall be deemed  an  original,  but all of  which  shall  constitute  one  and  the  same instrument.

     WITNESS my hand on this 13th day of December, 2005.

                                    SIGNATURE

/s/ James E. Stowers, Jr.              /s/ Donald H. Pratt
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James E. Stowers, Jr.                  Donald H. Pratt

/s/ James E. Stowers III               /s/ Gale E. Sayers
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James E. Stowers III                   Gale E. Sayers

/s/ Thomas A. Brown                    /s/ M. Jeannine Strandjord
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Thomas A. Brown                        M. Jeannine Strandjord

/s/ Andrea C. Hall                     /s/ Timothy S. Webster
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Andrea C. Hall                         Timothy S. Webster

/s/ D. D. (Del) Hock                   /s/ William M. Lyons
-----------------------------------    ---------------------------------------
D. D. (Del) Hock                       William M. Lyons

                                       /s/ Maryanne Roepke
                                       ---------------------------------------
                                       Maryanne Roepke